UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                  0-27002                94-3333649
               --------                  -------                ----------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers
            ---------------------------------

         (b). Retirement and Appointment of New Chairman of the Board.
         ------------------------------------------------------------

     On January 3, 2005, Stephen C. Kircher has retired as Chairman of the Board of International DisplayWorks, Inc. (the "Company"). Mr. Kircher will continue to assist the Company as a consultant, as requested by the Board of Directors. The Board of Directors appointed Thomas A. Lacey, the Company's Chief Executive Officer, as the Company's new Chairman of the Board. Mr. Lacey will serve until the next Annual Meeting of stockholders or until his successor is elected and qualified.

Section 9 - Financial Statement and Exhibits
--------------------------------------------

         Item 9.01 Financial Statements and Exhibits
         -------------------------------------------

         Exhibit No.               Exhibit Description
         -----------               -------------------

             99 Press Release titled "Thomas Lacey Appointed Chairman of International DisplayWorks' Board of Directors"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware Corporation


Dated: January 3, 2005                         /s/ Thomas A. Lacey
       ---------------                         ---------------------------------
                                               Thomas A. Lacey,
                                               Chief Executive Officer